QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

Certification Pursuant To
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

        In connection with the Annual Report of STAG Industrial, Inc. on Form 10-K for the fiscal year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officers of STAG Industrial, Inc., certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  the Report, containing the financial statements, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of STAG Industrial, Inc.

Date: March 9, 2012

/s/ BENJAMIN S. BUTCHER Benjamin S. Butcher Chairman, Chief Executive Officer and President
/s/ GREGORY W. SULLIVAN Gregory W. Sullivan Chief Financial Officer, Executive Vice President and Treasurer

QuickLinks

  Exhibit 32.1
Certification Pursuant To 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002